UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite250
Houston, Texas 77042

(Address of principal executive offices)(Zip code)

Edward L. Jaroski
3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

Capstone Church Capital Fund   (XCBFX)

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2014 (UNAUDITED)

Dear Shareholder:

This is the Annual Report of the Capstone Church Capital Fund for the year ended September 30, 2014.  The Capstone Church Capital Fund is an investment company focused on investing in church mortgage bonds and church mortgage loans.  The Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

Fixed Income Market Overview

The Capstone outlook is for higher rates as we finish 2014, continuing through 2015 and into 2016. Uncertainties have kept yields on U.S. Treasury notes low. However, we know that yields move in anticipation of what is going to happen, and with the Fed ending Quantitative Easing (“QE”) in less than a month and futures showing the Fed Funds Rate higher around the middle of 2015, we should start to see a move in yields in the near future.

There are numerous factors at work with the result of keeping U.S. treasury yields low. Some of these include the geo-political issues we are currently facing with Ukraine/Russian tensions, military involvement against ISIS, and the protests in Hong Kong. We also have uncertainty regarding the strength of the global economy with the European Central Bank evaluating its options for stimulus programs to boost inflation and GDP in the Eurozone. On the home front, investors are still cautious with a mixed bag of economic reporting as manufacturing begins to show strength and the housing market continues to struggle. All of these factors have kept U.S. Treasury yields lower than anticipated as the “safe-haven” play remains at the forefront of investors’ strategy. As these risks diminish over the coming quarter, our outlook at Capstone is for yields to move higher in a somewhat measured pace.

The Federal Reserve has been very precise in its official statements in order to give careful guidance and not cause a shock in the marketplace. As we remember from Bernanke’s statements back in May of last year, the market can react quite dramatically to unexpected statements or what it considers to be new information. The path the Fed plans to follow has been well laid out with QE ending in October and the fed funds rate beginning to rise at some point around the middle of 2015 as long as the economic environment supports that decision. It will be interesting to see if the wording of the official statement from the October meeting gives us any more clues for timing of rate changes going forward.

Annual Report

Capstone Church Capital Fund   (XCBFX)

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2014 (UNAUDITED)

Performance

The Capstone Church Capital Fund produced a 0.62% total return for the three months ended September 30, 2014 and a 5.60% total return for the twelve months ended September 30, 2014.  The Barclays Capital U.S. Government/Credit Index returned 0.17% and 4.08% % for the same periods, respectively.

The positive returns experienced by the fund continue to reflect the ongoing improvement in the overall church mortgage bond market, the church mortgage loan market and the underlying real estate markets around the United States.  The improvement in the U.S. economy has translated into stronger financial underpinnings for most of the churches that are represented in the Capstone Church Capital Fund.  Unfortunately many churches purchased land and built buildings at the peak of the real estate cycle and even with the improvement in the market, many of those purchases and buildings are still under water.  Because of that, the Capstone Church Capital Fund has agreed with TMI, the trustee of the bonds and mortgages, to restructure some of the church mortgage bonds and mortgage loans by modifying interest rates and maturities to allow the churches to meet their obligations.  The prices of the bonds in the fund reflect either prices where bonds have traded or the best estimation of what the fund expects to receive from the borrower which, in certain circumstances, involves using current appraisals of the property.

Outlook

The difficult environment for church bonds is not over but it has improved.  The improving real estate market in the U.S. means higher values for church properties and a market to sell the properties if need be.  The congregations appear to have stabilized and cash flows appear to have improved.  Some churches have restructured their bond issues making it easier for the churches to pay interest to the Capstone Church Capital Fund.  Some value will not be recovered but the overall church bond market has improved.

Annual Report

Capstone Church Capital Fund   (XCBFX)

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2014 (UNAUDITED)

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Sincerely,

Edward L. Jaroski President Capstone Church Capital Fund

Claude C. Cody IV Portfolio Manager Capstone Church Capital Fund

CAPSTONE CHURCH CAPITAL FUND

STATE SECTOR DIVERSIFICATION

SEPTEMBER 30, 2014 (UNAUDITED)

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	Arizona	1.96%
	California	15.22%
	Connecticut	1.55%
	Florida	18.18%
	Georgia	8.82%
	Illinois	3.04%
	Indiana	4.02%
	Louisiana	5.20%
	Maryland	0.13%
	Massachusetts	2.40%
	Michigan	0.17%
	Nevada	0.98%
	New Jersey	2.95%
	North Carolina	0.14%
	Ohio	2.01%
	Rhode Island	3.30%
	Tennessee	4.20%
	Texas	8.04%
	Virginia	-
	Washington	1.48%
	Washington, DC	0.65%
	Total Bonds and Mortgages	84.44%
Other
	Open-End Mutual Fund	4.65%
	Short-Term Investments	10.53%
	Other	0.38%
		100.00%

* Percentages indicated are based on total net assets as of September 30, 2014.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS (a)

Arizona		1.96%
	First Southern Baptist Church of Lake Havasu, Inc. (c) (d)
32,000	7.60%, 03/19/2028		$ 17,754
37,000	7.60%, 09/19/2028		20,531
38,000	7.60%, 03/19/2029		21,090
40,000	7.60%, 09/19/2029		22,204
41,000	7.60%, 03/19/2030		22,558
43,000	7.60%, 09/19/2030		23,658
44,000	7.60%, 03/19/2031		24,209
46,000	7.60%, 09/19/2031		25,309
48,000	7.60%, 03/19/2032		26,410
50,000	7.60%, 09/19/2032		27,510
51,000	7.60%, 03/19/2033		28,060
54,000	7.60%, 09/19/2033		29,711
55,000	7.60%, 03/19/2034		30,261
58,000	7.60%, 09/19/2034		31,912
60,000	7.60%, 03/19/2035		33,012
62,000	7.60%, 09/19/2035		34,112
64,000	7.60%, 03/19/2036		35,213
42,000	7.60%, 09/19/2036		23,108
70,000	7.60%, 03/19/2037		38,514
72,000	7.60%, 09/19/2037		39,614
75,000	7.60%, 03/19/2038		41,265
24,000	8.00%, 03/19/2023		13,366
25,000	8.00%, 09/19/2023		13,930
California
	First Baptist Church of Clovis	12.66%
58,000	7.30%, 04/15/2035		45,727
	San Bernardino Church of God Christian Centre (c) (d)
58,854	8.30%, 03/15/2024		23,200
63,181	8.30%, 09/15/2025		24,906
	Sonrise Baptist Church of Clovis (e)
359,774	7.50%, 06/01/2020		180,139
389,514	7.50%, 06/01/2020		195,030
	Trinity Southern Baptist Church of Livermore, California
111,000	7.30%, 03/18/2030		93,717
128,000	7.30%, 09/18/2030		106,931
143,000	7.30%, 03/18/2032		116,173
148,000	7.30%, 09/18/2032		119,628
159,000	7.30%, 09/18/2033		127,454
98,000	7.30%, 03/18/2034		78,273

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount		Fair Value

	The United Pentecostal Church of Modesto, Inc. (c) (d)
20,000	7.50%, 11/21/2020	$ 14,348
43,000	7.50%, 05/21/2021	30,870
43,000	7.50%, 11/21/2021	30,891
45,000	7.50%, 05/21/2022	32,349
51,000	7.60%, 11/21/2023	36,449
53,000	7.60%, 05/21/2024	37,890
55,000	7.60%, 11/21/2024	39,330
56,000	7.60%, 05/21/2025	40,056
59,000	7.60%, 11/21/2025	42,214
62,000	7.60%, 05/21/2026	44,373
66,000	7.60%, 05/21/2027	47,256
69,000	7.60%, 11/21/2027	49,417
71,000	7.60%, 05/21/2028	50,857
73,000	7.60%, 11/21/2028	52,303
86,000	7.60%, 11/21/2030	60,999
89,000	7.60%, 05/21/2031	63,127
92,000	7.60%, 11/21/2031	65,255
96,000	7.60%, 05/21/2032	68,091
99,000	7.60%, 11/21/2032	70,220
103,000	7.60%, 05/21/2033	73,057
112,000	7.60%, 05/21/2034	79,441
115,000	7.60%, 11/21/2034	81,568
	Victory Christian Center of the Desert, Inc. (c) (d)
30,000	8.40%, 10/15/2020	30,270
31,000	8.40%, 04/15/2021	31,307
32,000	8.40%, 10/15/2021	32,320
34,000	8.40%, 04/15/2022	34,340
35,000	8.40%, 10/15/2022	35,228
36,000	8.40%, 04/15/2023	36,252
38,000	8.40%, 10/15/2023	38,046
40,000	8.40%, 04/15/2024	40,056
41,000	8.40%, 10/15/2024	41,066
43,000	8.40%, 04/15/2025	43,077
45,000	8.40%, 10/15/2025	45,090
47,000	8.40%, 04/15/2026	47,103
48,000	8.40%, 10/15/2026	48,115
51,000	8.40%, 04/15/2027	51,133
53,000	8.40%, 10/15/2027	53,148
55,000	8.40%, 04/15/2028	55,159
57,000	8.40%, 10/15/2028	57,177
60,000	8.40%, 04/15/2029	60,192

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

62,000	8.40%, 10/15/2029		$ 61,684
65,000	8.40%, 04/15/2030		64,668
68,000	8.40%, 10/15/2030		67,653
70,000	8.40%, 04/15/2031		69,643
74,000	8.40%, 10/15/2031		73,623
76,000	8.40%, 04/15/2032		75,612
80,000	8.40%, 10/15/2032		79,592
83,000	8.40%, 04/15/2033		82,577
87,000	8.40%, 10/15/2033		86,556
90,000	8.40%, 04/15/2034		89,541
69,000	8.40%, 10/15/2034		68,648
	"The Well" Ministry of Rescue (c) (d)
21,000	8.40%, 05/15/2020		21,170
22,000	8.40%, 11/15/2020		22,095
23,000	8.40%, 05/15/2021		23,113
24,000	8.40%, 11/15/2021		24,240
25,000	8.40%, 05/15/2022		25,250
26,000	8.40%, 11/15/2022		26,169
27,000	8.40%, 05/15/2023		27,189
28,000	8.40%, 11/15/2023		28,031
Connecticut		1.55%
	Full Gospel Foundation Building Ministries International
19,000	7.50%, 01/21/2021		18,624
21,000	7.50%, 01/21/2022		19,257
22,000	7.50%, 01/21/2023		20,440
24,000	7.50%, 07/21/2023		22,421
23,000	7.60%, 01/21/2026		21,901
29,000	7.60%, 07/21/2026		27,373
30,000	7.60%, 01/21/2027		28,071
32,000	7.60%, 01/21/2028		29,411
33,000	7.60%, 07/21/2028		29,901
35,000	7.60%, 01/21/2029		31,252
36,000	7.60%, 07/21/2029		31,640
38,000	7.60%, 01/21/2030		33,007
39,000	7.60%, 07/21/2030		33,618
40,000	7.60%, 01/21/2031		34,200
42,000	7.60%, 07/21/2031		35,654
43,000	7.60%, 01/21/2032		36,111
45,000	7.60%, 07/21/2032		37,557
Florida		18.18%
	Abyssinia Missionary Baptist Church Ministries, Inc. (c) (d)
257,000	7.50%, 03/15/2027		126,572

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount		Fair Value

166,000	7.50%, 09/15/2027	$ 81,755
212,000	7.50%, 03/15/2028	104,431
120,000	7.50%, 09/15/2028	59,124
187,000	7.50%, 03/15/2029	92,154
145,000	7.50%, 09/15/2029	71,470
290,000	7.50%, 03/15/2030	141,665
332,000	7.50%, 09/15/2030	162,182
91,000	7.50%, 03/15/2031	44,453
	Bethel Baptist Institutional Church, Inc. (c) (d)
150,000	7.80%, 01/21/2021	69,841
124,000	7.90%, 07/21/2023	57,872
251,000	7.90%, 07/21/2025	116,616
75,000	7.90%, 01/21/2026	34,853
129,000	7.90%, 07/21/2026	59,960
171,000	7.90%, 07/21/2027	79,498
218,000	7.90%, 07/21/2028	101,371
523,000	7.90%, 01/21/2030	241,525
259,000	7.90%, 07/21/2030	119,608
	Celebration Baptist Church of Jacksonville, Florida, Inc. (c) (d)
17,000	8.10%, 06/15/2015	17,133
33,000	8.20%, 12/15/2015	33,330
65,000	8.40%, 12/15/2020	65,280
69,000	8.40%, 06/15/2021	69,338
71,000	8.40%, 12/15/2021	71,710
74,000	8.40%, 06/15/2022	74,740
71,000	8.40%, 12/15/2022	71,461
10,000	8.40%, 06/15/2025	10,018
23,000	8.40%, 12/15/2026	23,053
24,000	8.40%, 06/15/2027	24,060
29,000	8.40%, 12/15/2029	28,849
32,000	8.40%, 12/15/2030	31,834
117,000	8.40%, 12/15/2032	116,392
84,000	8.40%, 12/15/2033	83,563
199,000	8.40%, 06/15/2034	197,965
70,000	8.40%, 12/15/2034	69,636
	LifePoint Community Church of Tampa Bay, Inc.
44,000	8.40%, 10/20/2018	44,440
71,000	8.40%, 04/20/2019	71,710
75,000	8.40%, 10/20/2019	75,750
78,000	8.40%, 04/20/2020	78,780
82,000	8.40%, 10/20/2020	82,820
84,000	8.40%, 04/20/2021	84,840

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount		Fair Value

89,000	8.40%, 10/20/2021	$ 86,971
86,000	8.40%, 10/20/2022	83,945
99,000	8.40%, 04/20/2023	97,762
108,000	8.40%, 04/20/2024	108,292
43,000	8.40%, 10/20/2025	43,430
100,000	8.40%, 10/20/2030	92,660
25,000	8.40%, 04/20/2031	22,970
	Manifestations Worldwide, Inc.
8,000	7.60%, 09/17/2024	7,606
29,000	7.60%, 03/17/2025	27,625
29,000	7.60%, 09/17/2025	27,593
31,000	7.60%, 03/17/2026	29,295
33,000	7.60%, 09/17/2026	30,941
33,000	7.60%, 03/17/2027	30,703
34,000	7.60%, 09/17/2027	31,372
36,000	7.60%, 03/17/2028	32,929
38,000	7.60%, 09/17/2028	34,261
38,000	7.60%, 03/17/2029	33,759
41,000	7.60%, 09/17/2029	35,793
41,000	7.60%, 03/17/2030	35,543
44,000	7.60%, 09/17/2030	37,840
44,000	7.60%, 03/17/2031	37,550
47,000	7.60%, 09/17/2031	39,753
48,000	7.60%, 03/17/2032	40,219
51,000	7.60%, 09/17/2032	42,585
52,000	7.60%, 03/17/2033	43,243
54,000	7.60%, 09/17/2033	44,761
56,000	7.60%, 03/17/2034	46,211
59,000	7.60%, 09/17/2034	48,469
60,000	7.60%, 03/17/2035	48,954
63,000	7.60%, 09/17/2035	51,175
65,000	7.60%, 03/17/2036	52,448
68,000	7.60%, 09/17/2036	54,563
70,000	7.60%, 03/17/2037	55,874
73,000	7.60%, 09/17/2037	58,152
76,000	7.60%, 03/17/2038	60,473
79,000	7.60%, 09/17/2038	62,766
	Iglesia Cristiana La Nueva Jerusalem, Inc. (c) (d)
112,000	7.50%, 02/5/2027	75,533
146,000	7.50%, 02/5/2029	98,462
54,000	7.50%, 08/5/2029	36,418
100,000	7.50%, 02/5/2031	66,820

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

	Philadelphia Haitian Baptist Church of Orlando, Inc. (c) (d)
26,000	7.70%, 11/28/2012		$ 10,376
33,000	7.70%, 05/28/2013		13,170
34,000	7.70%, 11/28/2013		13,570
35,000	7.80%, 05/28/2014		13,968
63,000	8.40%, 05/28/2021		25,332
64,000	8.40%, 11/28/2021		25,753
68,000	8.40%, 05/28/2022		27,383
32,000	8.40%, 11/28/2023		12,669
30,000	8.40%, 05/28/2024		11,997
33,000	8.40%, 11/28/2024		13,200
86,000	8.40%, 05/28/2025		34,417
91,000	8.40%, 11/28/2025		36,427
93,000	8.40%, 05/28/2026		37,237
98,000	8.40%, 11/28/2026		39,249
42,000	8.40%, 11/28/2031		16,628
154,000	8.40%, 05/28/2032		60,968
156,000	8.40%, 11/28/2032		61,760
	Truth For Living Ministries, Inc. (e)
308,054	4.00%, 11/15/2022		130,461
Georgia		5.82%
	Bible Baptist Church of Newnan, Inc. (c) (d)
32,000	7.60%, 03/01/2015		12,179
33,000	7.70%, 09/01/2015		12,645
39,000	7.80%, 03/01/2018		14,972
11,000	7.80%, 09/01/2018		4,219
45,000	7.80%, 09/01/2019		17,190
46,000	7.80%, 03/01/2020		17,585
48,000	7.80%, 09/01/2020		18,364
50,000	7.80%, 03/01/2021		19,064
56,000	7.90%, 09/01/2022		21,492
50,000	7.90%, 03/01/2023		19,099
38,000	7.90%, 03/01/2034		14,364
89,000	7.90%, 09/01/2035		33,943
159,000	7.90%, 03/01/2036		60,100
64,000	7.90%, 09/01/2036		24,409
51,000	8.00%, 09/01/2021		19,542
54,000	8.00%, 03/01/2022		20,709
	Victory Baptist Church of Loganville, Inc.
67,000	7.90%, 01/15/2030		59,858
69,000	7.90%, 07/15/2030		61,217
72,000	7.90%, 01/15/2031		63,382

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

74,000	7.90%, 07/15/2031		$ 64,646
78,000	7.90%, 01/15/2032		67,587
81,000	7.90%, 07/15/2032		69,668
84,000	7.90%, 01/15/2033		72,064
87,000	7.90%, 07/15/2033		74,333
90,000	7.90%, 01/15/2034		76,671
95,000	7.90%, 07/15/2034		80,655
98,000	7.90%, 01/15/2035		82,663
101,000	7.90%, 07/15/2035		84,850
106,000	7.90%, 01/15/2036		88,478
110,000	7.90%, 07/15/2036		91,443
115,000	7.90%, 01/15/2037		94,978
119,000	7.90%, 07/15/2037		98,139
123,000	7.90%, 01/15/2038		101,204
129,000	7.90%, 07/15/2038		106,064
40,000	8.00%, 07/15/2023		38,588
42,000	8.00%, 01/15/2024		40,828
Illinois		3.04%
	First Baptist Church of Melrose Park (c) (d)
35,000	7.80%, 06/12/2019		35,228
37,000	7.80%, 12/12/2019		37,277
37,000	7.80%, 06/12/2020		37,314
40,000	7.80%, 12/12/2020		40,180
41,000	7.80%, 06/12/2021		41,209
42,000	7.80%, 12/12/2021		42,239
45,000	7.80%, 06/12/2022		45,284
50,000	7.90%, 12/12/2023		50,065
51,000	7.90%, 06/12/2024		51,077
54,000	7.90%, 12/12/2024		54,092
56,000	7.90%, 06/12/2025		56,112
43,000	7.90%, 06/12/2030		42,776
86,000	7.90%, 12/12/2030		85,553
24,000	7.90%, 12/12/2033		23,875
112,000	7.90%, 06/12/2034		111,418
117,000	7.90%, 12/12/2034		116,392
45,000	8.00%, 12/12/2022		45,301
48,000	8.00%, 06/12/2023		48,346
Indiana		4.02%
	Madison Park Church of God, Inc. (c) (d)
70,000	7.90%, 01/31/2024		46,739
100,000	7.90%, 01/31/2025		66,800
151,000	7.90%, 07/31/2025		100,883

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

100,000	7.90%, 01/31/2026		$ 66,830
50,000	7.90%, 01/31/2027		33,430
100,000	7.90%, 01/31/2028		66,880
193,000	7.90%, 01/31/2029		129,117
95,000	7.90%, 07/31/2029		63,565
306,000	7.90%, 07/31/2031		203,000
169,000	7.90%, 01/31/2032		112,115
189,000	8.00%, 07/31/2022		127,556
196,000	8.00%, 01/31/2023		131,594
	Mizpah, Inc. Ebenezer Missionary Baptist Church (c) (d)
24,000	7.90%, 12/22/2031		9,055
26,000	7.90%, 12/22/2032		9,810
27,000	7.90%, 06/22/2033		10,187
29,000	7.90%, 12/22/2033		10,942
29,000	7.90%, 06/22/2034		10,942
31,000	7.90%, 12/22/2034		11,696
32,000	7.90%, 06/22/2035		12,074
33,000	7.90%, 12/22/2035		12,451
34,000	7.90%, 06/22/2036		12,828
36,000	7.90%, 12/22/2036		13,583
38,000	7.90%, 06/22/2037		14,337
Louisiana		5.20%
	Living Way Apostolic Church, Inc.
43,000	7.80%, 04/20/2019		43,430
44,000	7.80%, 10/20/2019		44,440
48,000	7.80%, 10/20/2020		48,192
49,000	7.80%, 04/20/2021		48,530
52,000	7.80%, 10/20/2021		49,598
70,000	7.90%, 10/20/2025		68,425
73,000	7.90%, 04/20/2026		70,876
79,000	7.90%, 04/20/2027		75,405
85,000	7.90%, 04/20/2028		79,679
88,000	7.90%, 10/20/2028		81,294
47,000	7.90%, 04/20/2029		42,817
96,000	7.90%, 10/20/2029		86,016
100,000	7.90%, 04/20/2030		89,140
103,000	7.90%, 10/20/2030		90,928
103,000	7.90%, 04/20/2031		90,372
15,000	7.90%, 10/20/2031		13,034
91,000	7.90%, 04/20/2032		78,679
121,000	7.90%, 10/20/2032		104,096
126,000	7.90%, 04/20/2033		108,083

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

136,000	7.90%, 04/20/2034		$ 115,831
141,000	7.90%, 10/20/2034		119,244
53,000	8.00%, 04/20/2022		49,756
56,000	8.00%, 10/20/2022		53,340
Maryland		0.13%
	Ark of Safety Christian Church, Inc. (c) (d)
40,000	8.00%, 04/15/2029		39,796
Massachusetts		2.40%
	Harvest Ministries of New England, Inc.
76,000	7.30%, 02/20/2028		67,952
83,000	7.30%, 02/20/2029		71,870
85,000	7.30%, 08/20/2029		72,454
89,000	7.30%, 02/20/2030		75,125
95,000	7.30%, 02/20/2031		78,783
99,000	7.30%, 08/20/2031		81,309
63,000	7.30%, 08/20/2032		50,998
95,000	7.30%, 02/20/2033		76,579
114,000	7.30%, 08/20/2033		91,371
118,000	7.30%, 02/20/2034		94,294
Michigan		0.17%
	Living Bread Ministries, Inc. (c) (d)
10,000	7.50%, 02/15/2016		3,117
21,000	7.50%, 08/15/2016		6,559
22,000	7.50%, 02/15/2017		6,877
22,000	7.50%, 08/15/2017		6,855
24,000	7.50%, 02/15/2018		7,459
24,000	7.50%, 08/15/2018		7,450
26,000	7.50%, 02/15/2019		8,026
26,000	7.50%, 08/15/2019		8,034
New Jersey		0.97%
	International Faith Ministries, Inc. (c) (d)
13,000	7.90%, 05/10/2023		4,277
24,000	7.90%, 11/10/2023		7,848
15,000	7.90%, 05/10/2024		4,907
26,000	7.90%, 11/10/2024		8,507
16,000	7.90%, 05/10/2025		5,235
28,000	7.90%, 11/10/2025		9,164
22,000	7.90%, 11/10/2027		7,207
24,000	7.90%, 05/10/2028		7,862
35,000	7.90%, 11/10/2028		11,470
27,000	7.90%, 05/10/2029		8,848
37,000	7.90%, 11/10/2029		12,021

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

30,000	7.90%, 05/10/2030		$ 9,747
41,000	7.90%, 11/10/2030		13,321
33,000	7.90%, 05/10/2031		10,722
33,000	7.90%, 11/10/2031		10,722
36,000	7.90%, 05/10/2032		11,696
48,000	7.90%, 11/10/2032		15,595
40,000	7.90%, 05/10/2033		12,996
44,000	7.90%, 05/10/2034		14,296
56,000	7.90%, 11/10/2034		18,194
48,000	7.90%, 05/10/2035		15,595
61,000	7.90%, 11/10/2035		19,819
52,000	7.90%, 05/10/2036		16,895
66,000	7.90%, 11/10/2036		21,443
61,000	7.90%, 05/10/2037		19,819
11,000	8.00%, 05/10/2022		3,636
22,000	8.00%, 11/10/2022		7,234
North Carolina		0.14%
	Accumulated Resources of Kindred Spirits (c) (d)
53,537	7.75%, 12/01/2009		45,964
Ohio		2.01%
	Worldview Community Church (c) (d)
14,456	7.50%, 06/12/2018		5,775
57,822	7.50%, 12/12/2020		22,955
59,749	7.50%, 06/12/2021		23,738
62,641	7.50%, 12/12/2021		24,900
70,343	7.60%, 06/12/2023		28,003
72,270	7.60%, 12/12/2023		28,597
75,161	7.60%, 06/12/2024		29,749
79,015	7.60%, 12/12/2024		31,282
80,942	7.60%, 06/12/2025		32,053
113,705	7.60%, 12/12/2029		44,709
122,377	7.60%, 12/12/2030		48,119
127,195	7.60%, 06/12/2031		50,013
105,032	7.60%, 06/12/2032		41,299
142,613	7.60%, 12/12/2032		56,075
147,431	7.60%, 06/12/2033		57,970
153,212	7.60%, 12/12/2033		60,243
64,534	8.00%, 06/12/2022		25,807
67,423	8.00%, 12/12/2022		26,828
Rhode Island		3.30%
	The Cathedral of Life Christian Assembly
10,000	7.50%, 08/15/2016		10,100

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

11,000	7.50%, 08/15/2017		$ 11,110
23,000	7.50%, 08/15/2020		22,876
23,000	7.50%, 02/15/2021		22,496
25,000	7.50%, 08/15/2021		23,577
25,000	7.50%, 02/15/2022		22,882
35,000	7.60%, 08/15/2026		33,008
37,000	7.60%, 02/15/2027		34,569
39,000	7.60%, 08/15/2027		36,130
40,000	7.60%, 02/15/2028		36,724
41,000	7.60%, 08/15/2028		37,089
43,000	7.60%, 02/15/2029		38,300
45,000	7.60%, 08/15/2029		39,456
46,000	7.60%, 02/15/2030		39,914
48,000	7.60%, 08/15/2030		41,333
50,000	7.60%, 02/15/2031		42,705
52,000	7.60%, 08/15/2031		44,086
53,000	7.60%, 02/15/2032		44,451
58,000	7.60%, 02/15/2033		48,308
60,000	7.60%, 08/15/2033		49,746
62,000	7.60%, 02/15/2034		51,175
65,000	7.60%, 08/15/2034		53,430
67,000	7.60%, 02/15/2035		54,766
70,000	7.60%, 08/15/2035		56,903
62,000	7.60%, 08/15/2036		49,842
58,000	7.60%, 02/15/2037		46,354
7,000	7.60%, 08/15/2037		5,589
26,000	8.00%, 08/15/2022		24,677
28,000	8.00%, 02/15/2023		26,914
Tennessee		4.20%
	Grace Christian Fellowship Church, Inc. (c) (d)
38,000	8.40%, 07/18/2021		28,899
39,000	8.40%, 10/18/2021		29,671
40,000	8.40%, 01/18/2022		30,600
41,000	8.40%, 04/18/2022		31,381
41,000	8.40%, 07/18/2022		31,390
42,000	8.40%, 10/18/2022		31,987
44,000	8.40%, 01/18/2023		33,515
44,000	8.40%, 04/18/2023		33,528
45,000	8.40%, 07/18/2023		34,295
46,000	8.40%, 10/18/2023		34,850
47,000	8.40%, 01/18/2024		35,607
47,000	8.40%, 04/18/2024		35,617

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

34,000	8.40%, 07/18/2024		$ 25,762
50,000	8.40%, 10/18/2024		37,895
51,000	8.40%, 01/18/2025		38,653
52,000	8.40%, 04/18/2025		39,421
54,000	8.40%, 10/18/2025		40,943
56,000	8.40%, 01/18/2026		42,459
56,000	8.40%, 04/18/2026		42,470
58,000	8.40%, 10/18/2026		43,993
60,000	8.40%, 01/18/2027		45,510
35,000	8.40%, 10/18/2028		26,565
30,000	8.40%, 01/18/2029		22,770
52,000	8.40%, 04/18/2029		39,478
20,000	8.40%, 07/18/2029		15,182
75,000	8.40%, 10/18/2029		56,467
77,000	8.40%, 01/18/2030		57,966
78,000	8.40%, 04/18/2030		58,726
81,000	8.40%, 07/18/2030		60,977
81,000	8.40%, 10/18/2030		60,985
21,000	8.40%, 04/18/2031		15,811
38,000	8.40%, 07/18/2031		28,606
88,000	8.40%, 10/18/2031		66,255
100,000	8.40%, 04/18/2033		75,290
Texas		4.56%
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		196,960
100,000	7.60%, 06/15/2018		98,480
	Iglesia Templo Jerusalen
46,000	7.90%, 12/12/2027		43,263
58,000	7.90%, 06/12/2028		53,940
60,000	7.90%, 12/12/2028		55,098
48,000	7.90%, 06/12/2029		43,474
65,000	7.90%, 12/12/2029		58,168
68,000	7.90%, 06/12/2030		60,438
37,000	7.90%, 12/12/2032		31,768
36,000	7.90%, 06/12/2033		30,881
76,000	7.90%, 12/12/2033		64,760
93,000	7.90%, 06/12/2034		79,190
96,000	7.90%, 12/12/2034		81,053
100,000	7.90%, 06/12/2035		84,020
79,000	7.90%, 12/12/2035		65,989
108,000	7.90%, 06/12/2036		89,780
86,000	7.90%, 12/12/2036		71,182

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

	New Life Christian Ministry, Inc.
100,000	7.50%, 04/15/2024		$ 94,280
19,000	7.80%, 12/15/2020		18,971
20,000	7.80%, 06/15/2021		19,436
23,000	7.90%, 12/15/2022		21,857
23,000	7.90%, 06/15/2023		22,025
24,000	7.90%, 12/15/2023		23,136
21,000	8.00%, 12/15/2021		19,931
21,000	8.00%, 06/15/2022		19,803
Virginia		0.00%
	New Life Anointed Ministries International, Inc. (c) (d)
171,000	7.80%, 06/21/2020		17
100,000	7.80%, 12/21/2020		10
64,000	7.80%, 06/21/2022		6
124,000	7.80%, 06/21/2023		12
60,000	7.80%, 12/21/2023		6
103,000	7.80%, 06/21/2024		10
115,000	7.80%, 12/21/2024		13
142,000	7.80%, 12/21/2025		14
Washington		1.48%
	Cascade Christian Center of Skagit Valley (e)
606,931	4.00%, 10/20/2020		470,432
Washington, DC		0.65%
	Metropolitan Baptist (c) (d)
77,000	8.20%, 01/12/2015		29,714
80,000	8.30%, 07/12/2015		31,136
98,000	8.40%, 01/12/2018		38,279
45,000	8.40%, 07/12/2018		17,559
100,000	8.40%, 01/12/2027		38,400
130,000	8.40%, 01/12/2033		49,920

Total Church Mortgage Bonds (Cost $33,524,672)		72.44%	22,995,414

CHURCH MORTGAGE LOANS (b)

California		2.56%
	Mount Olive Missionary Baptist Church of Fresno (d)
919,363	3.50%, 05/31/2014		812,901
Georgia		3.00%
	God First Breakthrough Ministries, Inc. (e)
1,073,283	10.50%, 03/01/2015		952,753

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

        SEPTEMBER 30, 2014

Shares/Principal Amount			Fair Value

Nevada		0.98%
	Iglesia Christiana Verbo De Dios, Inc. (e)
363,634	0.00%, 01/01/2014		$ 309,853
New Jersey		1.98%
	Igreja Batista Do Calvario
741,100	10.50%, 08/01/2015		626,822
Texas		3.48%
	Pleasant Grove Missionary Baptist Foundation (d) (f)
1,309,517	7.50%, 08/01/2033		1,104,578

Total Church Mortgage Loans (Cost $4,406,897)		12.00%	3,806,907

OPEN-END MUTUAL FUND		4.65%

137,868	Vanguard Short-Term Investment Grade Fund (Cost $1,500,000)		1,476,562

SHORT TERM INVESTMENTS		10.53%

Money Market Funds
3,342,731	Fifth Third Institutional Money Market - 0.01%* (Cost $3,342,731)		3,342,731

Total Investments - (Cost $42,774,300)		99.62%	$ 31,621,614

ASSETS IN EXCESS OF LIABILITIES		0.38%	121,498

Net Assets		100.00%	$ 31,743,112

(a)  The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty. The Issuer does not have the right to extend the terms of the offering.  The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.

(b)  The Mortgagee has the right to prepay the Loans at any time.  The Loans are generally considered to be illiquid due to the limited, if any, secondary market.  The Fund participates in the principal and interest payments from the Mortgagee with the California Baptist Foundation's Church Loan Fund.  See Note 3.

(c)  Represents non-income producing security.

(d)  Security is in default or is delinquent on interest or principal payments.  As a result, further action towards the issuer is being taken by the trustee on behalf of bondholders, in the form of a demand letter, foreclosure, forbearance, liquidation of the underlying collateral or bankruptcy of the issuer.

(e)  The trustee of the issuer has completed restructuring of the bond and/or mortgage.  The restructured terms reduced the interest rate and/or shortened the maturity period.

(f)   Security is considered income producing; however, interest payments received during the period represented only a portion of the total interest due.

* Variable rate security; the coupon rate shown represents the yield at September 30, 2014.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

Assets:
Investments in Securities, at Fair Value (Cost $42,774,300)	$ 31,621,614

Interest and Dividends Receivable	254,104
Total Assets	31,875,718

Liabilities:
Accrued Audit Fees	86,400
Accrued Insurance Expense	20,010
Accrued Management Fees (Note 4)	10,760
Accrued Service Fees (Note 4)	4,073
Accrued Compliance Fees (Note 4)	2,422
Accrued Administrative Fees (Note 4)	2,152
Other Accrued Expenses	6,789
Total Liabilities	132,606
Net Assets	$ 31,743,112

Net Assets Consist of:
Paid In Capital	$ 45,188,177
Distributions in Excess of Accumulated Undistributed Net Investment Income	(537,567)
Accumulated Realized Loss on Investments	(1,754,812)
Unrealized Depreciation in Fair Value of Investments	(11,152,686)
Net Assets, for 1,797,590 Shares Outstanding (6,200,000 Shares Authorized)	$ 31,743,112

Net Asset Value per share ($31,743,112/1,797,590 shares)	$ 17.66

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF OPERATIONS

For the year ended SEPTEMBER 30, 2014

Investment Income:
Interest	$ 1,561,536
Insurance Claim Proceeds (Note 9)	694,017
Dividends	30,738
Total Investment Income	2,286,291

Expenses:
Legal Fees	218,725
Advisory Fees (Note 4)	137,255
Audit Fees	86,400
Service Fees (Note 4)	83,324
Transfer Agent and Accounting Fees (Note 4)	47,781
Compliance Fees (Note 4)	31,587
Insurance Expense	28,712
Administrative Fees (Note 4)	24,984
Miscellaneous Fees	22,017
Trustees' Retainer and Meeting Expenses	15,990
Printing & Mailing	15,522
Registration Fees	14,885
Custody Fees	9,476
Appraisal Fees	4,750
Total Expenses	741,408
Voluntary Expense Waiver from the Distributor (Note 4)	(33,309)
Net Expenses	708,099

Net Investment Income	1,578,192

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(345,404)
Net Change in Unrealized Depreciation on Investments	586,792
Realized and Unrealized Gain/(Loss) on Investments	241,388

Net Increase in Net Assets Resulting from Operations	$ 1,819,580

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended September 30,
	2014	2013

Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,578,192	$ 323,536
Net Realized Loss on Investments	(345,404)	(940,337)
Change in Unrealized Appreciation/(Depreciation) on Investments	586,792	2,631,130
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,819,580	2,014,329

Distributions to Shareholders:
Net Investment Income	(1,591,069)	(557,617)
Total Dividends and Distributions Paid to Shareholders	(1,591,069)	(557,617)

Capital Share Transactions:
Proceeds from Sale of Shares	-	4,692
Shares Issued on Reinvestment of Dividends	399,909	147,070
Cost of Shares Repurchased	(1,692,107)	(1,729,290)
Net Decrease from Shareholder Activity	(1,292,198)	(1,577,528)

Net Assets:
Net Decrease in Net Assets	(1,063,687)	(120,816)
Beginning of Year	32,806,799	32,927,615
End of Year (Including Distributions in Excess of Accumulated
Undistributed Net Investment Loss of ($537,567) and ($428,564), respectively)	$31,743,112	$32,806,799

Share Transactions:
Shares Sold	-	184
Shares Issued on Reinvestment of Dividends	22,454	8,627
Shares Repurchased	(94,426)	(98,423)
Net Decrease in Shares	(71,972)	(89,612)
Outstanding at Beginning of Year	1,869,562	1,959,174
Outstanding at End of Year	1,797,590	1,869,562

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF CASH FLOWS

       For the year ended SEPTEMBER 30, 2014

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 1,819,580
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Proceeds from disposition of long-term investment securities	4,293,781
Restructure of long-term investment securities	(1,059,223)
Purchase of short-term investments, net	(1,552,088)
Decrease in interest and dividends receivable	16,848
Decrease in accrued expenses	(394,243)
Decrease in unrealized depreciation on investments	(586,792)
Realized loss from investments	345,404
Net cash provided by operating activities	$ 2,883,267

Cash flows provided by/(used for) financing activities:
Distributions paid in cash	$ (1,191,160)
Payments for shares repurchased	(1,692,107)
Net cash provided by (used for) financing activities	(2,883,267)

Net increase/(decrease) in cash	$ -

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$ -

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends of $399,909.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Year ended September 30,
	2014	2013	2012	2011	2010

Net Asset Value, at Beginning of Year (a)	$ 17.55	$ 16.81	$ 20.94	$ 22.02	$ 23.59

Income From Investment Operations:
Net Investment Income (b)	0.84	0.17	0.45	0.86	1.15
Net Gain/(Loss) on Securities (Realized and Unrealized)	0.12	0.86	(4.12)	(1.00)	(1.51)
Total from Investment Operations	0.96	1.03	(3.67)	(0.14)	(0.36)

Distributions:
Net Investment Income	(0.85)	(0.29)	(0.46)	(0.94)	(1.21)
Return of capital	-	-	-	-	-
Total from Distributions	(0.85)	(0.29)	(0.46)	(0.94)	(1.21)

Net Asset Value, at End of Year (a)	$ 17.66	$ 17.55	$ 16.81	$ 20.94	$ 22.02

Market Value (c)	$ -	$ -	$ -	$ -	$ -

Total Return (d)	5.60%	6.15%	(17.85)%	(0.68)%	(1.72)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 31,743	$ 32,807	$ 32,928	$ 45,214	$ 49,217
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	2.23%	5.41%	2.10%	1.92%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.64%	0.86%	2.22%	3.88%	4.83%
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	2.13%	5.31%	2.00%	1.82%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.74%	0.96%	2.32%	3.98%	4.91%
Portfolio Turnover	3.60%	11.91%	0.00%	0.00%	0.00%
Average Short-term Borrowing Outstanding	$ -	$ 210,411	$ 752,877	$1,163,836	$ -
Weighted Average Fund Shares Outstanding (Thousands)	1,875	1,960	2,056	2,144	N/A
Average Short-term Borrowing Outstanding Per Share	N/A	$ 0.11	$ 0.37	$ 0.54	N/A
Asset Coverage	N/A	N/A	2844%	3868%	N/A

(a) Price does not include sales charge.

(b) Amount calculated based on average shares outstanding throughout the period.

(c) There is no established secondary market for the Fund's shares.

(d) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.  A maximum sales charge of up to 1.50%, unless waived or reduced, was applicable to sales of Fund shares beginning January 29, 2009.  Effective August 1, 2010, the maximum sales charge of up to 3.25%, unless waived or reduced, was applicable to sales of Fund shares.  (Not annualized for periods less than one year.)

N/A  Not applicable

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is managing its assets invested primarily in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

Effective January 24, 2013, the Fund was closed to new share sales.  Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy in effect, on November 29, 2010, the Fund received shareholder approval to make an offer to repurchase annually, in September, at net asset value, a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase is set annually by the Board of Trustees and will be no less than 5% and no more than 25% of the Fund’s outstanding shares.  As of September 30, 2011, the deadline for submitting repurchase requests is 4:00PM Eastern Time on the last business day of August of each year.  The Fund’s net asset value for the repurchase offer is computed no more than 14 days after the repurchase deadline.  See Note 5.

(2)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of current income.  Its investments are primarily in church mortgage bonds and church mortgage loans.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2014

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church bonds and mortgages on the basis of readily available market quotations, if available. Lacking such quotations, the Fund values such bonds and mortgages using a pricing service when such prices are believed to reflect fair value. Church bonds and mortgages with no readily available market quotations or pricing service valuations are fair valued using policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  Capstone Asset Management Company’s (“CAMCO” or “Adviser”) fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

For performing bonds and mortgages for which there is an available valuation published by an independent pricing service, the inputs are developed using various valuation methodologies such as matrix pricing, broker quotations and market transactions.  Inputs may include price information, specific and broad credit data, corporate yield curves, yields of new issue church bonds, information related to principal and interest payments, as well as other factors.  Certain inputs used by the pricing service are not observable and may be considered proprietary.

When a price from an independent pricing service is unavailable, the Adviser’s internal Valuation Committee will use the Market or Income Approach, whichever is appropriate.

Fair value may be determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  The Adviser constructs and maintains a benchmark yield curve based on new issue church bonds and mortgages meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including an underwriter of church bonds and mortgages.  The Market Approach is sensitive to changes in the yield of new church bond and mortgage issues and the discount rate applied to the matrix.  A reduced yield causes the price to increase.  An increased discount rate causes the price to decrease.

When the bond or mortgage issue becomes delinquent on sinking fund or mortgage payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser, under these circumstances, may determine an adjustment to the matrix price.   The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments and/or balloon payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures have specific provisions for treatment of defaulted bonds and mortgages.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:

-

any current independent appraisal values

-

any current listing price or related data

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property

-

risk adjusted discount rate

-

estimated time to sell in years

-

probability of foreclosure

The Income Approach is sensitive to changes in property value, costs associated with the disposition of property, discount rates, estimated time to sell and the probability of foreclosure.  An increase in a property value causes the fair value to increase, conversely a decrease in an appraisal value causes fair value to decrease.  Such movements in the property value would be deemed to have the most significant impact on fair value under the Income Approach.  An increase in costs associated with disposition of property, discount rates, estimated time to sell and the probability of foreclosure cause the fair value to decrease.  A decrease to the aforementioned types of changes cause the fair value to increase.

The Adviser may also incorporate a probability analysis into its valuation approach for certain defaulted bonds and mortgages, whereby the value of the bond or mortgage is derived from a weighted assessment by the Adviser of the potential options for the resolution of the issuer's debt (restructuring, foreclosure, payoff at par, etc.), and the Adviser's consideration of the likelihood of each outcome.

Additionally, the Fund’s investments in church mortgage loans represent participations in the principal and interest payments from the Mortgagee with the California Baptist Foundation’s Church Loan Fund (“Loan Fund”).The trustee of the investments held by the Loan Fund (including the participations in church mortgage loans with the Fund) is actively seeking to liquidate and/or restructure all of the Loan Fund’s investments.  In determining the fair value of the church mortgage loans, the Adviser also considers the potential results of the trustee’s actions, including restructuring, refinance, and acceleration of payments or other liquidation of property collateralizing the church mortgage loans.  For mortgages that have been restructured, the Adviser is currently valuing such mortgages under the Income Approach until additional information is available as to the church's ability to perform under the revised terms.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.  As a result, it is reasonably possible that management’s estimate of fair value may have significant changes in the near term.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.  Investments in open-end mutual funds and money market funds are generally priced at the respective open-end mutual fund's or money market fund's ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1- Quoted prices in active markets for identical assets or liabilities.

Level 2- Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

Level 3- Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2014:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2014
Church Mortgage Bonds	$ -	$ -	$ 22,995,414	$ 22,995,414
Church Mortgage Loans	-	-	3,806,907	3,806,907
Open-End Mutual Fund	1,476,562	-	-	1,476,562
Short Term Investments	3,342,731	-	-	3,342,731
	$ 4,819,293	$ -	$ 26,802,321	$ 31,621,614

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the year ended September 30, 2014.

See the Schedule of Investments for state classification of church mortgage bonds and loans.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 10/1/2013	$ 25,382,007	$4,417,083	$29,799,090
Accrued Accretion/(Amortization)	-	-	-
Unrealized Appreciation/(Depreciation)	743,758	(156,966)	586,792
Realized Gain/(Loss)	(203,036)	(145,967)	(349,003)
Gross Sales and Paydowns	(3,986,538)	(307,243)	(4,293,781)
Gross Restructures	1,059,223	-	1,059,223
Transfers In/(Out) of Level 3	-	-	-
Balance as of 9/30/2014	$ 22,995,414	$3,806,907	$ 26,802,321

The total change in unrealized appreciation/(depreciation) for the year ended September 30, 2014 included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2014, includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$ (85,169)
Church Mortgage Loans	(156,966)
Total	$ (242,135)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser's internal Valuation Committee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at September 30, 2014:

Type of Assets	Fair Value at September 30, 2014	Valuation Techniques	Significant Unobservable Input(s)	Range

Church Mortgage Bonds and Loans	$ 15,944,250	Income Approach	Disposition costs	11% - 30%
			Discount rate	2.7% - 5.5%
			Time to sell	1 - 3 years

Church Mortgage Bonds and Loans	$ 1,392,695	Market Approach	New issue bond yield	5.6% - 7.6%
			Discount	.50 basis points
$ 17,336,945

Church Mortgage Bonds	$ 9,465,376	Vendor Pricing
Total	$ 26,802,321

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations are placed in a non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. Debt obligations that have been restructured or have been previously placed on a non-accrual status will reinstate interest accruals, once the Fund has received two consecutive payments on time and have no indication from the trustee that the restructured debt obligor is delinquent. The treatment of such accruals and receivables may be different for federal income tax purposes.

Purchases (including restructures) and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $1,059,223 and $4,293,781, respectively, for the year ended September 30, 2014.

Dividends and Distributions

Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  These book and tax accounting differences primarily relate to the tax recognition of interest income which is different from book interest income.  This differential between book and tax results in a required increase in distributions from net investment income.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and accordingly will generally not be subject to federal and state income taxes or federal excise taxes to the extent that the Fund intends to make sufficient distributions of net investment income and net realized capital gains.  For the year ended September 30, 2014, the Fund qualified under these provisions and accordingly, no provision for federal income tax has been made.

As of and during the year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2011 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

(4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), serves as investment adviser to the Fund under an advisory agreement.  CAMCO provides investment advisory and administrative services to other investment companies, pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee. Prior to April 1, 2014, these fees were calculated at the annual rate of 0.45% on the first $500 million of the Fund’s average daily net assets, 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion.  For the period October 1, 2013 through March 31, 2014, the Fund incurred advisory fees of $73,999.  Effective April 1, 2014, the Board of Trustees approved an amendment to the Advisory Agreement to reduce the investment advisory fees.  Under the amended Advisory Agreement, the investment advisory fees are calculated daily at the annual rate of 0.375% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.325% on the next $500 million, and to 0.250% on average daily net assets in excess of $1 billion.  For the period April 1, 2014 through September 30, 2014, the Fund incurred advisory fees of $63,256.

CFS Consulting Services, LLC (“CCS”), an affiliate of CAMCO and a wholly owned subsidiary of CFS, serves as administrator for the Fund under an agreement that took effect January 12, 2012.  For its services as administrator, CCS receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2014, the Fund incurred total administrative fees of $24,984.

CCS, pursuant to a Compliance Services Agreement, provided certain compliance services for the Fund and the Board, including the services of the Chief Compliance Officer (“CCO”) for the Fund. Prior to April 1, 2014, the compliance service fees were paid monthly, calculated at the annual rate of 0.025% on the Funds’ average daily net assets, and CCO compensation was paid monthly at an annual rate of $21,000. For the period October 1, 2013 through March 31, 2014, the Fund incurred compliance service and CCO fees of $13,827.  Effective April 1, 2014, the Board approved an amendment to the Compliance Services Agreement to add breakpoints to the rate for these compliance services.  The Board also approved moving CCO services into a separate agreement, with no change in CCO fees. Under the amended Compliance Services Agreement, the Fund pays CCS a monthly fee at the annual rate of 0.025% of the first $500 million of the Fund’s average daily net assets for compliance services. The rate declines to 0.020% of the next $500 million, and to 0.015% of average daily net assets over $1 billion.  As before, under the separate CCO agreement effective April 1, 2014, CCO compensation is paid monthly at an annual rate of $21,000.  For the period April 1, 2014 through September 30, 2014, the Fund incurred compliance service and CCO fees of $17,760.

Capstone Asset Planning Company (“CAPCO” or “ Distributor”), an affiliate of CAMCO and a wholly-owned subsidiary of CFS, acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund ("Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the year ended September 30, 2014, the Distributor did not receive sales charges.  As noted earlier, the Fund is currently closed to new share sales.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through January 24, 2013, a maximum sales charge of 3.25% was applicable to the sale of Fund shares.  Sales charges were waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invested at least $50,000 in the Fund.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the year ended September 30, 2014, fees accrued under the Plan were $83,324 of which $33,309 was voluntarily waived by the Distributor.

Certain officers and one Trustee of the Fund are also officers of CFS, CAMCO, CAPCO and CCS.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $46,000 on average net assets up to $50 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the year ended September 30, 2014, the Fund incurred transfer agent and accounting fees and expenses of $47,781.

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares on August 29, 2014.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount. During the year ended September 30, 2014, the Fund repurchased shares as follows:

Repurchase request deadline	8/29/2014
Repurchase pricing date	9/8/2014
Shares repurchased	94,425.622
Percentage of Fund shares outstanding	5.00%

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline (or on the next business day if the fourteenth day is not a business day).  Applicable regulations provide that a repurchase offer may be suspended only under limited specified circumstances.

(6)

FEDERAL INCOME TAXES

As of September 30, 2014, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$ 43,425,510
Gross unrealized appreciation	$ 16,515
Gross unrealized depreciation	(11,820,411)
Net unrealized depreciation	(11,803,896)
Undistributed ordinary income	52,898
Undistributed Realized Long Term Capital Gain/(Loss)	(1,686,066)
Total distributable earnings	$(13,437,064)

As of September 30, 2014, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations. The difference between the cost of investments on a book basis and tax basis is due primarily to the differing treatment for the recognition of interest income, and post-October loss deferral of $68,746.

As of September 30, 2014, the Fund had a capital loss carryforward totaling $1,686,066.  Of that amount $1,899 expires on September 30, 2016, and $1,240 expires on September 30, 2017, and both are treated as short-term capital losses.  The remaining $1,682,927 has no expiration and is treated as long-term capital losses.

The tax character of distributions paid for year ended September 30, 2014 was as follows:

Ordinary income	$ 1,591,069

The tax character of distributions paid for year ended September 30, 2013 was as follows:

Ordinary income	$ 557,617

(7)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities.  The economic downturn and adverse developments affecting real estate in recent years have had such negative effects on the Fund.  Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale. See Note 9.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates. The economic downturn and adverse developments affecting real estate in recent years have had such negative effects on the Fund

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless otherwise requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk. The Fund’s investments in church mortgage bonds and church mortgage loans and other securities may have speculative characteristics and changes in economic conditions or other circumstances may lead, and in recent years have led, to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already issued fixed income securities generally increase.  When interest rates rise, the values of already issued fixed income securities generally decline. The Fund has stopped purchasing church bonds and mortgages in the Fund at this time. Therefore the stated maturity of the performing securities continues to decline over time.  It is impossible to speculate when any non-performing securities may mature or have a partial prepayment. When securities have a prepayment, are refinanced or mature, the Fund reinvests the money in liquid, public corporate bonds, and funds that invest in such bonds and money market instruments which typically earn lower rates of interest than church bonds or mortgages. Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

Cash Investment Risk. Under normal market conditions, the Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in high-quality short-term debt securities, including money market funds, and open-end bond investment companies, and may invest up to 100% of its assets in such instruments for temporary defensive purposes. Under applicable regulatory requirements, the Fund also, for specified periods, is required to maintain liquid assets sufficient to satisfy its repurchase offers. (See Note (5) “Repurchase Offers,” above.) Such liquid investments are likely to include such short-term debt securities. These instruments are normally lower yielding than the Fund's Church Securities investments and may reduce the Fund's yield and overall portfolio maturity.  Additionally, if the Fund’s cash flow from Share sales and payments on Fund portfolio securities is insufficient to replenish its cash reserves to the extent required by applicable regulations to satisfy its repurchase obligations, it will be forced to borrow funds or seek regulatory or other solutions that may increase Fund expenses.  See also, "Investment in Other Investment Companies".

Real Estate Risk. Because the Fund’s Church Securities are backed by real estate, these investments are vulnerable to factors that affect the particular real estate and the local and national real estate markets.  These factors include changes in local or national economic or employment conditions, which factors have negatively affected the value of the Fund’s Church Securities since 2009.  Other factors affecting the value of real estate investments include, but are not limited to, changes in interest rates or in zoning or tax laws, overbuilding, environmental problems, maintenance problems, operating costs and population changes.  Such factors affect not only the value of the collateral backing the Borrowers’ obligations, but also the ability of Borrowers to raise cash to meet these obligations by selling real estate.  Property tax liens would also affect the availability of cash to pay other creditors in the event of a sale of the real estate, through foreclosure or otherwise.  Furthermore, in the case of Church Securities, the property backing the securities may have limited suitability for other purpose.

Prepayment Risk. The maximum maturity of the performing securities in the Church Capital Fund is 24 years. It is impossible to speculate when any nonperforming securities may mature or have a partial prepayment.   In the event of prepayment, which can come from refinancing, a call or early payment of principal, in a lower or falling interest rate environment, the Fund would be required to reinvest the prepayment proceed in lower-yielding obligations.

Valuation Risk. Because of the inherent uncertainty of valuations of Church Securities determined by utilizing the Fund’s procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material.

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, an annual repurchase offer, or is not successful in having those Shares repurchased in an annual repurchase offer, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Investment in Other Investment Companies. The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to the Adviser will not be proportionally reduced.

(8)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(9)      OTHER MATTERS

The Securities and Exchange Commission's Enforcement Division (“SEC”) sent a letter to the Fund dated January 27, 2014, which explained that they had concluded their investigation and that they did not intend to recommend an enforcement action by the SEC. The January 27, 2014, letter also stated that according to SEC guidelines, the letter must not be construed to indicate that either CAMCO, CAPCO, or any of their employees, current or present, had been exonerated or that no actions may ultimately result from the SEC’s investigation.

The Fund and CAMCO received insurance reimbursements for the recovery of a portion of the expenses in connection with this investigation and the Financial Industry Regulatory Authority (“FINRA”) investigation, discussed in the September 30, 2013 Annual Report. These proceeds, as well as the expenses incurred in connection with this investigation, were allocated to CAMCO and the Fund based on an apportionment methodology determined by management and approved by the Board of Trustees. The initial reimbursement amounted to $250,940, and was received and recorded by the Fund as of December 31, 2013. An additional reimbursement of $443,077 was received and recorded on May 2, 2014. Total insurance reimbursements amounted to $694,017, and is reflected in investment income in the Statement of Operations for the year ended September 30, 2014. Subsequent to September 30, 2014, an additional reimbursement of $100,213 was received and recorded on November 18, 2014.

As disclosed in the preceding footnotes, the Fund has certain obligations in the upcoming year, including the repurchase of shares from Fund shareholders in accordance with the Fund’s annual repurchase offer, requiring specific timely payments.  These obligations, along with the cash flow required to continue operation of the Fund, require the Fund to be able to timely liquidate certain holdings, or enter into borrowings, in order to meet these obligations. Management of the Fund believes that at this time the Fund has sufficient liquidity, without borrowing, to satisfy its obligations for at least the next 24 months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Capstone Church Capital Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capstone Church Capital Fund (the “Fund”) as of September 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Church Capital Fund as of September 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include investments valued at $17,336,945 (55% of net assets) as of September 30, 2014, whose fair values have been estimated by management in accordance with policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 25, 2014

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2014 (UNAUDITED)

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS

SEPTEMBER 30, 2014 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Trustee

Edward L. Jaroski * 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 67	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC (November 2008 –2012); President, CEO and Director of Roger H. Jenswold & Company, Inc. (March 2010 –2012).	6	Director & Committee Member Theater Under the Stars

Independent Trustees

John R. Parker c/o 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 67	Trustee	From 2004	Self-employed Investor Consultant	6	Trustee, Dr. Francis S. Parker & Mary L. Parker Foundation
James F. Leary c/o 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 83	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Homeowners of America Insurance Company since 2006.

*Mr. Jaroski is an "interested person" of the Capstone Church Capital Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS (CONTINUED)

SEPTEMBER 30, 2014 (UNAUDITED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Independent Trustees

Leonard B. Melley, Jr. ** c/o 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 54	Trustee	From 2004	CEO/President of Ballybunion Ent., Inc.	6	Board Member, Ballybunion Ent. Inc. Board Member, MCS, Inc. Board of Governors Member, Forest Creek Golf Club
John M. Briggs, CPA c/o 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 63	Trustee	From 2005	CPA, former Treasurer of Susan G. Komen Breast Cancer Foundation – Philadelphia Chapter ( 2005 – 2011).	6	Director-Healthcare Services Group, Inc. since 1992. PA School for the Deaf Audit Committee since 2011.
William H. Herrmann, Jr. c/o 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 67	Trustee	From 2011	Herrmann & Associates, Financial Services	6	None
Executive Officers

Mel Cody 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 59	Sr. Vice President	From 2012

Sr. Vice President  of Capstone Asset Management Company (2009- present);    Co-Chairman, CFO & Portfolio Manager/Analyst  of Roger H. Jenswold & Company, Inc. (2005 – 2012).  Officer of other Capstone Funds.

				N/A	None
John R Wolf 3700 W. Sam Houston Pkwy S., Suite #250 Houston , TX 77042 Age:52	Sr. Vice President	From 2004	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company and Sr. Vice President of CFS Consulting Services, LLC.	N/A	None

**Mr. Melley is married to the sister of Mr. Jaroski's wife.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS (CONTINUED)

SEPTEMBER 30, 2014 (UNAUDITED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Executive Officers

Claude C. Cody, IV 3700 W. Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 62	Sr. Vice President	From 2010	Sr. Vice President of Capstone Asset Management Company (2009 – present); Co-Chairman & Portfolio Manager/Analyst of Roger H Jenswold & Company, Inc. (2005- 2012). Officer of other Capstone Funds.	N/A	None
Victoria Fernandez 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 41	Sr. Vice President	From 2014	Sr. Vice President of Capstone Asset Management Company (2009-present); Associate, Fayez, Sarofim & Co. (1994-2012)	N/A	None
Scott Wynant 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 60	Executive Vice President	From 2008

Executive Vice President of Capstone Asset Management Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc. (2009 – present); Sr. Vice President of Capstone Financial Solutions, LLC (November 2008-Decemeber 2012); Sr. Vice President of Roger H. Jenswold & Company, Inc. (March 2010- 2012). Officer of other Capstone Funds

				N/A	None
Richard A. Nunn 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 68	Sr. Vice President and Chief Compliance Officer	From 2004

Sr. Vice President, Chief Compliance Officer of Capstone Asset Management Company (May 2004 – July 2013); Sr. Vice President of  Capstone Financial Services, Inc. (May 2004 – July 2013); Sr. Vice President, Chief Compliance Officer and Secretary of Capstone Financial Solutions, LLC (October 2008 –2012); Sr. Vice President and Secretary of CFS Consulting Services, LLC (October 2008 – July 2013); Sr. Vice President, Chief Compliance Officer and Secretary of Roger H. Jenswold & Company, Inc. (March 2010 –  2012); Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, (September 2000 – Present)

				N/A	None

Executive Officers

Kimberly Wallis McLaney 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 47	Asst. Secretary	From 2004

Asst. Vice President Compliance, Asst. Secretary  of Capstone Asset Management Company (September 2005 to July 2013); Capstone Financial Services, Inc. Asst Secretary (October 2008 – July 2013); Vice President Compliance, and Chief Compliance Officer of Capstone Asset Planning Company (September 2006 – present); Asst. Vice President and Asst. Secretary of Capstone Financial Solutions, LLC (October 2008 –2012); Asst. Secretary of CFS Consulting Services, LLC (October 2008 – July 2013); Asst. Vice President and Asst. Secretary of Roger H. Jenswold & Company, Inc. (March 2010 –  2012); Officer of other Capstone Funds

				N/A	None
Carla Homer 3700 W Sam Houston Pkwy S., Suite #250 Houston, TX 77042 Age: 55	Treasurer, Vice President and Principal Financial Accounting Officer	From 2004

Vice President of Capstone Asset Management Company, Capstone Asset Planning Company, Capstone Financial Services, Inc. and CFS Consulting Services, LLC; Treasurer of Capstone Financial Solutions, LLC (November 2008 –2012); Treasurer of Roger H. Jenswold & Company, Inc. (March 2010 –2012); Officer of other Capstone Funds.

				N/A	None

This Page Was Left Blank Intentionally

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is included as an exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

 2014

2013

(a) Audit Fees

$80,000

$95,000

(b) Audit-Related Fees

$0

$74,761

(c) Tax Fees

$6,400

$2,500

(d) All Other Fees

$0

$0

(e) (1) Pre-Approval Policies and Procedures

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEES

of

CAPSTONE SERIES FUND, INC.

STEWARD FUNDS, INC.

CAPSTONE CHURCH CAPITAL FUND

(each, a“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of each Fund pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Audit Committee of each Fund pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment manager, (ii) the Fund’s investment adviser, and (iii) any entity controlling, controlled by, or under common control with the investment manager or investment adviser that provides ongoing services to the Fund (entities in (i), (ii) and (iii), hereinafter “Service Affiliates”)2 if the engagement for such Service Affiliates relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).3

The following policies and procedures govern the ways in which the Audit Committee of each Fund will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit services that the Auditor proposes to provide to Service Affiliates.4  These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

These policies and procedures are intended to comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of each Fund.

B.

General

1.

The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

1 The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

2 Service Affiliates are listed in Appendix D.

3 Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B.  Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “fund complex.”  The “fund complex” includes Service Affiliates and other entities.  These prohibited services are listed in Appendix C.  Fund Complex Entities are also listed in Appendix C.

4 Unless otherwise indicated by the context, the term “non-audit services” herein includes non-audit services for the Fund as well as Covered Non-Audit Services for a Service Affiliate.

C.

Pre-Approval of Audit Services to the Fund

1.

The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”).  The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.)  In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence.  The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.

The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

D.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.

The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for its Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of the Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Service Affiliates expect to request from the Auditor during the fiscal year.

3.

The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.

Standard for Pre-Approval  The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.  In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.

The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.

Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor.  Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

E.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.

Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.

The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved.  The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.

Management of the Fund or of the relevant Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for a Service Affiliate, as well as any material changes proposed in a service that has been pre-approved.  Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.  For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.  The Audit Committee or Designated Member, as applicable, shall review the request subject to the Standard for Review in Section C.

4.

The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C.  If the review is by a Designated Member, such Designated Member will either:

(a)

pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

(b)

refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

F.

Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.

The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved.  This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)

The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)

At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)

Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

G.

Amendment; Annual Review

1.

The Audit Committee may amend these procedures from time to time.

2.

These procedures shall be reviewed periodically, as needed, by the Audit Committee.

H.

Recordkeeping

1.

The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.

A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place.  The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.

Annual audit of the Fund’s financial statements and quarterly reviews.

2.

Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.

Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.

Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.”  If the services would be provided to a Covered Entity and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.

Audit of an employee benefit plan.

2.

Due diligence procedures related to mergers and acquisitions.

3.

Review of internal controls.

4.

Consultations concerning financial accounting and reporting standards.

5.

Testing services related to a fund’s Auction Market Preferred Stock, as applicable.

Tax Services

1.

Tax compliance services, including preparation of tax returns.

2.

Tax planning and advice.

Other Non-Audit Services

1.

Advisory and consultation services.

2.

Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Fund Complex Entity, subject to limited exceptions noted below.  Fund Complex Entities include:

1.

The Fund, its investment manager and investment adviser;

2.

Any entity controlled by or controlling the Fund’s investment manager or investment adviser, or any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.

Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:  The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Fund Complex Entities:”

Investment Adviser/Administrator/Distributor:

Capstone Asset Management Company

Capstone Asset Planning Company

Frank Russell Investment Management Company

Funds (includes all series and classes):

Capstone Series Fund, Inc.

Steward Funds, Inc.

Capstone Church Capital Fund

The following services may not be provided by the Fund’s Auditor to a Fund Complex Entity, subject to the exceptions noted:

1.

Bookkeeping or other services related to the accounting records or financial statements of a Fund Complex Entity, including;

º

Maintaining or preparing the accounting records for a Fund Complex Entity;

º

Preparing a Fund Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis for such financial statements; or

º

Preparing or originating source date underlying a Fund Complex Entity’s financial statements.

2.

Financial information systems design and implementation, including:

º

Directly or indirectly operating, or supervising the operation of a Fund Complex Entity’s information system or managing a Fund Complex Entity’s local area network.

º

Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to a Fund Complex Entity’s financial statements or other financial information systems taken as a whole.

3.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.

Actuarial services.  This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in a Fund Complex Entity’s financial statements and related accounts.  This prohibition does not apply to providing assistance to a Fund Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.

Internal audit outsourcing services.  This category includes any internal audit service for a Fund Complex Entity that has been outsourced by the Fund Complex Entity that relates to the Fund Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception:  The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of a Fund Complex Entity’s financial statements.

6.

Management functions.  This category includes acting, temporarily or permanently, as a director, officer, or employee of a Fund Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for a Fund Complex Entity.

7.

Human resources.  Services in this category are:

º

searching for or seeking out prospective candidates for managerial, executive, or director positions;

º

engaging in psychological testing, or other formal testing or evaluation programs;

º

undertaking reference checks of prospective candidates for an executive or director position;

º

acting as a negotiator on behalf of a Fund Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

º

recommending, or advising a Fund Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by a Fund Complex Entity, interview candidates and advise the Fund Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.

Broker-dealer, investment adviser, or investment banking services.  Services in this category are:

º

acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of a Fund Complex Entity;

º

making investment decisions on behalf of a Fund Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

º

executing a transaction to buy or sell an audit client’s investment; or

º

having custody of assets of a Fund Complex Entity, such as taking temporary possession of securities purchased by a Fund Complex Entity.

9.

Legal services.  A prohibited legal service is any service to a Fund Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.

Expert services unrelated to the audit.  This category includes providing an expert opinion or other expert service for a Fund Complex Entity, or a Fund Complex Entity’s legal representative, for the purpose of advocating a Fund Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation.  This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to a Fund Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Capstone Asset Management Company

Capstone Asset Planning Company

Frank Russell Investment Management Company

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Briggs Bunting and Dougherty LLP billed Capstone Financial Service Inc. $44,000 related to (1) an audit of the advisor and entity’s under common control of the advisor, for the fiscal year-ended September 30, 2005 and (2) agreed upon procedures on policies and procedures of a service provider to assist the Funds Chief Compliance Officer in his annual 38a-1 review of other funds in the investment company complex. No such billings occurred during the period ending September 30, 2006.

(h) Disclose whether the registrant's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(e)(2)  For the fiscal years ended September 30, 2014 and 2013, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)  Not applicable.

(g)  For the fiscal years ended September 30, 2014 and 2013, Cohen Fund Audit Services, Ltd. billed $86,400 and $172,261, respectively.

(h)  Not applicable.

Item 5. Audit Committee of Listed Registrants.    Not applicable.

Item 6.  Investments.

(a) The Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing (registrant is a bond fund).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(1)  The Fund’s portfolio manager is Claude C. Cody. Mr. Cody is a Senior Vice President of Capstone Asset Management Company, where he has provided investment management and administrative services for 5 years.

(2)  The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager is indicated in the following table.  The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)
Claude C. Cody	2	$182.2	5	$106.0	$288.2

(3)  None of the accounts managed by this portfolio manager has a performance fee-based investment advisory fee. The compensation of the portfolio manager derives 75% from base salary and 25% from CAMCO's profit sharing plan.  The portfolio manager participates in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

 (4)(a)  Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of September 30, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Claude C. Cody	$0.00

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company. Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CAPSTONE CHURCH CAPITAL FUND

By /s/Edward L. Jaroski

   Edward L. Jaroski,

   President

Date December 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Edward L. Jaroski

   Edward L. Jaroski,

   President

Date December 9, 2014

By /s/Carla Homer

   Carla Homer,

   Treasurer

Date December 9, 2014